EXHIBIT 10.20
SERVICES AGREEMENT
     This SERVICES AGREEMENT (this “Agreement”) is made and entered into this 10th day of May 2007, by and between DiscLive, Inc., a Delaware corporation (together with its successors, “DiscLive”), and HDNet LLC, a Delaware limited liability company (together with its successors, “HDNet”).
RECITALS
     WHEREAS, HDNet has requested that Travis Hill, an employee of DiscLive (“Hill”), render certain services, including, among others, content acquisition and sales (collectively, the “Services”), to HDNet; and
     WHEREAS, DiscLive desires to make available Hill to HDNet to provide the Services because of certain potential benefits that may be realized by DiscLive, which are in addition to the remuneration provided for herein.
AGREEMENT
     NOW, THEREFORE, in consideration of the above recitals, the mutual covenants and promises herein contained and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the execution and delivery hereof, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Retention. HDNet hereby acknowledges that it has retained Hill to, and DiscLive hereby acknowledges that Hill will, provide the Services to HDNet during the Term (hereinafter defined).
     2. Term. The initial term (the “Initial Term”) of this Agreement shall continue until December 31, 2007. Following the Initial Term, this Agreement shall remain in effect from month to month until one party gives written notice to the other party, at least seven (7) days prior to the expiration of any monthly extension of the Initial Term. The Initial Term, as so extended by operation of this Section 2, shall be referred to herein as the “Term.”
     3. Compensation. As compensation for the services provided to HDNet by Hill under this Agreement, HDNet hereby agrees to pay $3,950 per month (the “Monthly Fee”), prorated on a daily basis for any partial month, during the Term to DiscLive. The Monthly Fee shall be due and payable on the last day of each calendar month (each a “Payment Date”), commencing with the first Payment Date following the date first above written.
     4. Reimbursement of Expenses. In addition to the Monthly Payment pursuant to Section 3, HDNet hereby agrees to pay DiscLive all Reimbursable Expenses (hereinafter defined). For purposes of this Agreement, “Reimbursable Expenses” shall mean all reasonable disbursements and out-of-pocket expenses, including, without limitation, costs of travel, postage, deliveries and communications, but excluding allocated overhead, incurred by Hill or DiscLive for the account of HDNet or in connection with the performance by Hill of the Services contemplated in this Agreement. Upon presentment by Hill or DiscLive of the supporting documentation of the Reimbursable Expense reasonably requested by HDNet, HDNet shall pay the Reimbursable Expense to DiscLive.

     5. Termination of this Agreement. Notwithstanding anything herein to the contrary, this Agreement may be terminated by either party for any or no reason whatsoever during the Initial Term upon thirty (30) days prior written notice.
     6. Indemnification. HDNet shall indemnify and hold harmless each of DiscLive, its affiliates and their respective directors, officers, stockholders, partners, managers, members, employees, agents, representatives and each person who controls DiscLive or its affiliates within the meaning of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (collectively, “Indemnified Persons,” and, individually, an “Indemnified Person”), from and against any and all claims, liabilities, losses, damages and expenses incurred by an Indemnified Person (including, without limitation, those arising out of an Indemnified Person’s negligence and reasonable fees and disbursements of the respective Indemnified Person’s counsel) that (a) are related to, or arise out of, actions taken, or omitted to be taken, by Hill with HDNet’s consent, in conformity with HDNet’s instructions or HDNet’s actions or omissions or (b) are otherwise related to, or arise out of, the services rendered by Hill hereunder, and will reimburse each Indemnified Person for all costs and expenses, including, without limitation, fees and disbursements of any Indemnified Person’s counsel, as they are incurred, in connection with investigating, preparing for, defending or appealing any action or formal or informal claim, investigation, inquiry or other proceeding, whether or not in connection with any pending or threatened litigation, caused by, arising out of or in connection with the performance of the Services by Hill pursuant to this Agreement, whether or not any Indemnified Person is named as a party thereto and whether or not any liability results therefrom. HDNet will not, however, be responsible to any Indemnified Person for any claims, liabilities, losses, damages or expenses pursuant to clause (b) of the immediately preceding sentence that have resulted primarily from Hill’s gross negligence or willful misconduct. HDNet also hereby agrees that no Indemnified Person shall have any liability to HDNet for, or in connection with, this Agreement, except for any such liability for claims, liabilities, losses, damages or expenses incurred by HDNet that have resulted primarily from such Indemnified Person’s gross negligence or willful misconduct. HDNet further hereby agrees that it will not, without the prior written consent of DiscLive, settle or compromise, or consent to the entry of any judgment in, any pending or threatened claim, action, suit, inquiry or proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such claim, action, suit, inquiry or proceeding), unless such settlement, compromise or consent includes an unconditional release of DiscLive and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit, inquiry or proceeding. HDNET HEREBY AGREES AND ACKNOWLEDGES THAT THE FOREGOING INDEMNITY SHALL BE APPLICABLE TO ANY CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM, OR ARE ALLEGED TO HAVE RESULTED FROM, THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF HILL OR ANY OTHER INDEMNIFIED PERSON.
     The foregoing right to indemnity shall be in addition to any rights that DiscLive or any other Indemnified Person may have at common law or otherwise and shall remain in full force and effect following the completion or any termination of this Agreement.
     7. Confidential Information. In connection with the performance of the services hereunder, Hill agrees not to divulge any confidential information, secret processes or trade secrets disclosed by HDNet or any of its subsidiaries to him solely in his capacity hereunder, unless information, secret processes or trade secrets are publicly available or otherwise available to Hill without restriction or breach of any confidentiality agreement or unless required by any governmental authority or in response to any valid legal process.
     8. Miscellaneous.
     (a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.
     (b) Successors and Assigns. All of the terms, agreements, covenants, representations, warranties and conditions of this Agreement are binding upon, inure to the benefit of and are enforceable by the parties and their respective successors and permitted assigns.
     (c) Notices. All notices, requests and other communications provided for, or permitted to be given, under this Agreement must be in writing and shall be given by personal delivery, by certified or registered United States mail (postage prepaid, return receipt requested), by a nationally recognized overnight delivery service for next day delivery, or by facsimile transmission, as follows (or to such other address as any party may give in a notice given in accordance with the provisions hereof):
If to DiscLive:
DiscLive, Inc.
320 South Walton
Dallas, Texas 75226
Facsimile: (214) 744-8811
Attn: Chief Executive Officer
If to HDNet:
HDNet LLC
320 South Walton
Dallas, Texas 75226
Facsimile: (214) 571-9221
Attn: Robert Thoele
With a copy to (which shall not constitute notice):
Robert S. Hart, Esq.
5424 Deloache Avenue
Dallas, Texas 75220
Facsimile: (214) 696-3380
All notices, requests or other communications will be effective, and deemed given, only as follows: (i) if given by personal delivery, upon such personal delivery, (ii) if sent by certified or registered mail, on the fifth (5th) business day after being deposited in the United States mail, (iii) if sent for next day delivery by overnight delivery service, on the date of delivery as confirmed by written confirmation of delivery, (iv) if sent by facsimile, upon the transmitter’s confirmation of receipt of such facsimile transmission, except that if such confirmation is received after 5:00 p.m.

(in the recipient’s time zone) on a business day, or is received on a day that is not a business day, then such notice, request or communication will not be deemed effective or given until the next succeeding business day. Notices, requests and other communications sent in any other manner, including by electronic mail, will not be effective.
     (d) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES.
(e) Submission to Jurisdiction; Waiver of Jury Trial.
          (i) Submission to Jurisdiction. Any action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall only be brought in any federal court located in Dallas County, Texas or any Texas state court located in Dallas County, Texas, and each party consents to the exclusive jurisdiction and venue of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or proceeding in any such court or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, service of process on such party as provided in Section 8(c) shall be deemed effective service of process on such party.
          (ii) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES THAT ANY DISPUTE THAT MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, SUCH PARTY HEREBY EXPRESSLY WAIVES ITS RIGHT TO JURY TRIAL OF ANY DISPUTE BASED UPON, OR ARISING OUT OF, THIS AGREEMENT OR ANY OTHER AGREEMENTS RELATING HERETO OR ANY DEALINGS AMONG THEM RELATING TO THE MATTERS CONTEMPLATED HEREIN. THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL ACTIONS, SUITS AND PROCEEDINGS THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT AND CONTEMPLATED HEREBY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HEREBY REPRESENTS THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PARTY UNDERSTANDS, AND WITH THE ADVICE OF COUNSEL HAS CONSIDERED, THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND REPRESENTATIONS IN THIS SECTION 8(e).
     (f) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.
     (g) Amendments; Assignment. This Agreement may be amended only by a written instrument signed by all the parties hereto. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned without the prior written consent of all parties hereto;

provided, however, either party hereto shall be entitled to assign this Agreement or any of its rights, interests or obligations hereunder, either in whole or in part, to any one or more of its affiliates without the prior written consent of the other.
     (h) Extensions; Waivers. Any party may, for itself only, (i) extend the time for the performance of any of the obligations of any other party under this Agreement, (ii) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto or (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any such extension or waiver will be valid only if set forth in a writing signed by the party to be bound thereby. No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence. Neither the failure nor any delay on the part of any party to exercise any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.
     (i) Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party or to any circumstance, is judicially determined not to be enforceable in accordance with its terms, the parties agree that the court judicially making such determination may modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its modified form, such provision will then be enforceable and will be enforced.
     (j) Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. For purposes of determining whether a party has signed this Agreement or any document contemplated hereby or any amendment or waiver hereof, only a handwritten original signature on a paper document or a facsimile copy of such a handwritten original signature shall constitute a signature, notwithstanding any law relating to or enabling the creation, execution or delivery of any contract or signature by electronic means.
     (k) Construction. This Agreement has been freely and fairly negotiated among the parties. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Any reference to any law will be deemed to refer to such law as in effect on the date hereof and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision, unless expressly so limited. The parties intend that each representation, warranty and covenant contained herein will have independent significance. If any party has breached any covenant contained herein in any respect, the fact that there exists another covenant relating to the same subject matter (regardless of the relative levels of specificity) that the party has not breached will not detract from or mitigate the fact that the party is in breach of the first covenant.
     (l) Limitation of Liability. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NO PARTIES HERETO SHALL BE LIABLE FOR ANY LOST PROFITS, COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY OTHER INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT, HOWEVER CAUSED, AND UNDER WHATEVER CAUSE OF ACTION OR THEORY OF LIABILITY BROUGHT (INCLUDING, WITHOUT LIMITATION, UNDER ANY CONTRACT, NEGLIGENCE OR OTHER TORT THEORY OF LIABILITY), EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, DISCLIVE’S AND HDNET’S AGGREGATE LIABILITY FOR DIRECT DAMAGES UNDER THIS AGREEMENT (CUMULATIVELY) SHALL BE LIMITED TO THE AMOUNTS RECEIVED AND PAID, RESPECTIVELY, HEREUNDER DURING THE TWELVE (12) MONTHS PRIOR TO THE TIME THAT THE CAUSE OF ACTION AROSE.
SIGNATURE PAGE FOLLOWS

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

DISCLIVE:

DiscLive, Inc., a Delaware corporation

By:	/s/ TRAVIS HILL

Name:	Travis Hill
Title:	Chief Executive Officer

HDNET:

HDNet LLC, a Delaware limited liability company

By:	/s/ ROBERT THOELE

Name:	Robert Thoele
Title:	Chief Financial Officer
AGREED AND ACCEPTED, solely with respect to Sections 1 and 7 hereof:

/s/ TRAVIS HILL Travis Hill

Date: May 10, 2007